UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2024 (April 23, 2024)

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Credit Suisse High Yield Bond Fund

(Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation)	811-08777 (Commission File No.)	13-4009166 (I.R.S. Employer Identification No.)

Eleven Madison Avenue

New York, New York 10010

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 325-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.001 par value per share	DHY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of independent registered public accounting firm

On April 23, 2024, the Board of Directors (the “Board”) of Credit Suisse High Yield Bond Fund (the “Fund”) approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Fund, due to PwC’s ceasing to be deemed an independent registered public accounting firm with respect to the Fund after April 30, 2024. The Board’s decision to approve the dismissal of PwC was recommended by the Audit Committee of the Board.

The reports of PwC on the Fund’s financial statements as of and for the two most recent fiscal years ended October 31, 2023 and October 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the Fund’s two most recent fiscal years ended October 31, 2023 and October 31, 2022 and during the period from the end of the most recently completed fiscal year through April 30, 2024, there were no disagreements between the Fund and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in their report on the financial statements of the Fund for such periods.

During the Fund’s two most recent fiscal years ended October 31, 2023 and October 31, 2022 and during the period from the end of the most recently completed fiscal year through April 30, 2024, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “1934 Act”)).

The Fund previously provided PwC with a copy of the foregoing disclosure and requested that PwC furnish the Fund with a letter addressed to the Securities and Exchange Commission stating whether or not its agrees with the statements made by the Fund set forth above. A copy of PwC’s letter dated May 2, 2024 is filed as Exhibit 16.1 to this Form 8-K.

Item 8.01. Other Events.

On May 1, 2024, Credit Suisse Asset Management, LLC (“Credit Suisse”) merged into UBS Asset Management (Americas) LLC (“UBS AM (Americas)”), with UBS AM (Americas) as the surviving entity, and UBS AM (Americas) became the investment manager to the Fund.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter dated May 2, 2024 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission confirming the disclosures contained in Item 4.01 of this report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Fund has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2024	Credit Suisse High Yield Bond Fund

/s/ Omar Tariq
Name: Omar Tariq
Title: Chief Executive Officer and President

EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit	Exhibit Description

16.1	Letter of PricewaterhouseCoopers LLP